                           INTERGOVERNMENTAL AGREEMENT

     This Intergovernmental Agreement (the "Intergovernmental Agreement") is made and entered into as of this 1st day of March, 1996, by and between DAWSON RIDGE METROPOLITAN DISTRICT NO. 1 ("District 1"), DAWSON RIDGE METROPOLITAN DISTRICT NO. 2 ("District 2"), DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 ("District 3"), DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 ("District 4" and together with Districts 1 through 3, the "Related Districts"), and DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("District 5" and together with the Related Districts, the "Districts"), all quasi-municipal corporations and political subdivisions of the State of Colorado.

                                    RECITALS

     WHEREAS, among the purposes for which each of the Districts was formed are the provision of potable water, sanitation, street, street lighting, irrigation water, storm drainage, park and recreation, and traffic and safety protection facilities and services; and

     WHEREAS, pursuant to Colorado Constitution Article XIV, Section 18(2)(a), and C.R.S. Section 29-1-203, as amended, the Districts may cooperate or contract with each other to provide any function, service, or facility lawfully authorized to each, and any such contract may provide for the sharing of costs, the imposition of taxes, or the incurring of debt; and

     WHEREAS, each of the Districts was organized pursuant to Title 32, Colorado Revised Statutes, pursuant to which a resolution of approval of the petitions to the District Court for each District was obtained from the Town of Castle Rock, Colorado; and

     WHEREAS, each District was organized with the approval of the Town of Castle Rock, State of Colorado, and with the approval of their respective electors, fully contemplating cooperation among the Districts as described in their respective Service Plans; and

     WHEREAS, each District's respective electors have approved the obligations incurred hereunder at elections held November 7, 1995; and

     WHEREAS, the Districts agree that certain public improvements are needed by the Districts and will benefit the electors of more than one District in terms of costs, quality and level of service; and

     WHEREAS, each District has determined that cooperation among the Districts in the financing and acquisition of the facilities herein described is in the best interest of the Districts, and that the financing and acquisition of such facilities is of common concern and benefit to the Districts; and

     WHEREAS, Castle Rock Ranch Public Improvements Authority, a nonprofit corporation organized under the laws of the State of Colorado and a corporate instrumentality of District 5 (the "Corporation"), proposes to issue and sell $66,975,000 aggregate principal amount of its Public Facilities Revenue Bonds, Series 1996 (the "Bonds") for the purpose of acquiring certain real property and water rights (the "Property") located within or having a substantial connection with District 5 and each of the Related Districts; and

     WHEREAS, the Bonds will be issued pursuant to an Indenture of Trust, dated as of the date hereof (the "Indenture") between the Corporation and SouthTrust Bank of Alabama, National Association (the "Trustee"); and

     WHEREAS, the Bonds will be additionally secured by certain collateralized Credit Enhancement (as defined within the Indenture) provided by the Credit Enhancement Provider (as defined within the Indenture); and

     WHEREAS, the obligations of the Corporation to reimburse the Credit Enhancement Provider are evidenced by a Reimbursement Agreement, dated as of the date hereof (the "Reimbursement Agreement") between the Corporation and the Credit Enhancement Provider; and

     WHEREAS, the obligations of the Corporation under the Reimbursement Agreement and the Indenture are secured by a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases, dated as of the date hereof (the "Deed of Trust") from the Corporation for the benefit of the Trustee and the Credit Enhancement Provider; and

     WHEREAS, District 5 shall execute and deliver an Operating Agreement, dated as of the date hereof (the "Operating Agreement") between the Corporation and District 5, pursuant to which District 5 shall be obligated, subject to the terms thereof, to pay the following ("Operating Agreement Payments"): (i) all Operations and Maintenance Expenses, and (ii) deficiencies of Revenue required to pay obligations secured by the Deed of Trust;

     NOW, THEREFORE, in consideration of the mutual promises and benefits herein expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby freely acknowledged, the Districts covenant and agree as follows:



                                      2

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                                    ARTICLE 1

                         DEFINITIONS AND INTERPRETATIONS

     Section 1.1. DEFINITIONS. As used herein, capitalized terms shall have the respective meanings provided in the Recitals hereto or in the Indenture, the Operating Agreement or the Deed of Trust, and the following capitalized terms shall have the respective meanings set forth below, except in each case where the context indicates otherwise:

          ARBITRATOR shall mean the person chosen pursuant to this Intergovernmental Agreement to settle disputes on matters arising under the provisions of this Intergovernmental Agreement.

          DEVELOPMENT AGREEMENT shall mean the Development Agreement, dated as of the date hereof, between the Corporation and Douglas County Development Corporation, and any and all similar agreements executed by owners of property within the Districts.

          DISTRICT shall mean each of the Dawson Ridge Metropolitan Districts referred to above, which are all quasi-municipal corporations and political subdivisions of the State of Colorado.

          DISTRICT REPRESENTATIVE shall mean the President of each respective District and any other party designated by Resolution of the Board of Directors of such District to act as District Representative hereunder.

          EXPENSE OBLIGATION shall mean, as to each District the obligation of such District to pay its Proportionate Share of Operations and Maintenance Expenses.

          FINANCING OBLIGATIONS shall mean the obligations which arise pursuant to the provisions of this Intergovernmental Agreement as evidenced by the execution of this Intergovernmental Agreement by each District.

          PROPERTY COSTS shall mean each and every cost incurred by the Corporation in connection with the acquisition of the Property and the issuance of the Bonds, including the costs of materials, labor, change orders, engineering, architecture and engineering, testing, soil inspection, and legal, architectural, financial, inspection and other professional fees, together with any site, right-of-way, or easement acquisition costs, and any other costs, expenses or expenditures associated with the furtherance of the Property, to the extent such costs are permitted by the Indenture.

          PROPORTIONATE SHARE shall mean shares calculated in accordance with
Section 6.3 hereof.



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

          REVENUE OBLIGATIONS shall mean, as to each District, the obligation of such District to pay its Proportionate Share of deficiencies required to pay obligations secured by the Deed of Trust.

          SERVICE PLAN. Shall mean the Service Plan filed by each District with the Douglas County District Court, which, among other things, identifies the facilities to be constructed by the Districts, as the same may be amended from time to time.

     Section 1.2. INTERPRETATION. In this Intergovernmental Agreement, unless the context otherwise requires:

          1.2.1  The terms "herein," "hereunder," "hereby," "hereto,"
"hereof" and other similar terms, refer to this Intergovernmental Agreement as a whole and not to any particular article, section or subdivision hereof; the term "heretofore" means before the date of execution of the Intergovernmental Agreement, the term "now" means at the date of execution of this Intergovernmental Agreement, and the term "hereafter" means after the date of execution of this Intergovernmental Agreement.

          1.2.2 All definitions, terms, and words shall include both the singular and the plural.

          1.2.3 Words of the masculine gender include correlative words of the feminine and neuter genders, and words importing the singular number include the plural number and vice versa.

          1.2.4 The captions or headings of this Intergovernmental Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision, article, or section of this Intergovernmental Agreement.

          1.2.5 All schedules, exhibits and addenda referred to herein are incorporated herein by this reference.



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

                                    ARTICLE 2

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH DISTRICT. Each District, as of the date hereof, represents, warrants and covenants and agrees as follows with respect to such District. In making the following representations, the District shall be entitled to rely conclusively as to any legal conclusions upon an opinion of counsel which addresses therein the accuracy of such representations:

          2.1.1 The District is duly established and organized under and pursuant to the laws of the State of Colorado, with full legal right, power and authority under all applicable laws, including the laws of the State,
     (i) to enter into this Intergovernmental Agreement, (ii) to be bound by the terms hereof, (iii) to perform its obligations hereunder, and (iv) to consummate the transactions contemplated by this Intergovernmental Agreement.

          2.1.2 This Intergovernmental Agreement has been duly authorized, executed and delivered by the District and, upon the due authorization, execution and delivery by all parties hereto and thereto, will constitute the valid and binding obligation of the District, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial discretion in the exercise of equitable remedies.

          2.1.3 The representatives of the District executing this Intergovernmental Agreement are fully authorized to execute the same.

          2.1.4  The execution and delivery of this Intergovernmental
     Agreement, the consummation of the transactions herein contemplated and the fulfillment of or compliance with the terms and conditions hereof, will not conflict with or constitute a violation or breach of or default (with due notice or the passage of time or both) under the aforesaid constitution or under the Service Plan for the District, or under any applicable law or administrative rule or regulation, or any applicable court or administrative decree, order or judgment, or any indenture, mortgage, deed of trust, contract or other agreement or instrument to which the District is a party or by which it or its properties are otherwise subject or bound, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the District, which conflict, violation, breach, default, lien charge or encumbrance would have consequences that would materially and adversely affect the consummation of the transactions contemplated by this Intergovernmental Agreement or the financial condition, assets, properties or operations of the District.

          2.1.5 All necessary consents, permissions, authorization, orders or licenses of, or filing or registration with, any governmental authority necessary in connection with the execution and delivery of this Intergovernmental Agreement or the consummation of any transaction contemplated herein or therein have been obtained or made and are in full force and effect as of the date of execution and delivery hereof.

          2.1.6 There is no action, suit, proceeding, inquiry or investigation before or by any court or federal, state, municipal or other governmental authority pending or, to the knowledge of the District after reasonable investigation, threatened against or affecting the District or the assets, properties or operations of the District which, if determined adversely to the District or its interests, would have a material and adverse effect upon the consummation of the transactions contemplated by or the validity of this Intergovernmental Agreement or upon the financial condition, assets, properties or operations of the District, and the District is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental authority, which default might have consequences that would materially and adversely affect the consummation of the transactions contemplated by this Intergovernmental Agreement or the financial condition, assets, properties or operations of the District.

          2.1.7  The District will deliver to the Trustee:

               (i) as soon as practicable and in any event within the time required by the Statutes of the State of Colorado, complete financial statements, all in reasonable detail and satisfactory in scope as to the contents thereof;

               (ii) promptly upon receipt thereof, a copy of each other report submitted to the District by its accountants in connection with any annual, interim or special audit or review by them of the books of the District; and

               (iii) with reasonable promptness, such other financial data as the Trustee or the Underwriter reasonably requests.

     Together with each delivery of financial statements required by clause (i) above, the District will deliver to the Trustee a certificate of a District Representative stating that there exists no default hereunder or event which, but for notice or opportunity to cure, would constitute a default or if any such event or default exists, stating the nature thereof, the period of existence thereof and what action the District proposes to take with respect thereto. The Underwriter is hereby authorized to deliver a copy of any financial statement delivered to it pursuant to this Section 2.1 to any regulatory body having jurisdiction over it.

          2.1.8 The District will, upon reasonable notice, and subject to applicable laws and regulations, permit any person designated by any other District or the Corporation in writing, at its own expense, to visit any of the properties of the District during normal business hours to examine the books and financial records of the District and make copies thereof or extracts therefrom, and to discuss the affairs, finances and accounts of the District with the officials and employees of the District, all at such reasonable times and as often as the party requesting such review may reasonably request.

          2.1.9 The District will comply with the requirements of the Constitution, and all laws of the State of Colorado and of any governmental authority having jurisdiction over the District, non-compliance with which could materially adversely affect its ability to perform its obligations under this Intergovernmental Agreement, unless the same is being contested in good faith and by appropriate proceedings and unless such contest shall operate to stay the material adverse effect of any such noncompliance.

          2.1.10 The District will take all action and do all things that it is authorized by law to take and do in order to perform and observe all covenants and agreements on its part to be performed and observed hereunder.

          2.1.11 The District will execute, acknowledge where appropriate, and deliver from time to time promptly at the request of the Corporation, the Credit Enhancement Provider or the Trustee all such instruments and documents as in the reasonable opinion of the Corporation, the Credit Enhancement Provider or the Trustee are reasonably required to carry out the intent and purposes of this Intergovernmental Agreement; provided, however, that the District shall not be required to execute, acknowledge and deliver any such instruments and documents in the event that any such instruments or documents will have a material adverse impact on the rights of the District under this Intergovernmental Agreement. The District hereby covenants to execute and deliver such additional instruments and to perform such additional acts as may be reasonably required or, in the opinion of the Corporation and the Credit Enhancement Provider, to carry out the intent of this Intergovernmental Agreement or to perfect or give further assurances of any of the rights granted or provided for in this Intergovernmental Agreement; provided, however, that the District shall not be required to execute and deliver any such instruments or to perform any such acts in the event that the execution and delivery of any such instruments or the performance of any such acts will have a material adverse impact on the rights of the District under this Intergovernmental Agreement.

          2.1.12 Any certificate signed by a District Representative and delivered pursuant to this Intergovernmental Agreement shall be deemed a representation and warranty by the District as to the statements made therein.

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                                    ARTICLE 3

                               GENERAL CONDITIONS

     Section 3.1. TERM. This Intergovernmental Agreement shall be effective as of the date first above written, and shall continue in effect until all of the Operating Agreement Payments have been satisfied; provided that if such Operating Agreement Payments shall be satisfied pursuant to a refinancing of the Bonds or the refinancing or discharge obligations under the Reimbursement Agreement, the obligation of the Corporation with respect to any such refinancing or discharge shall be considered Operating Agreement Payments for purposes of this Intergovernmental Agreement.

     Section 3.2. GENERAL INTENT. It is the purpose and intent of the Districts to coordinate and assist in the financing of the acquisition of the Property and the development thereof, and to coordinate all related activities and to affirmatively cooperate with each other in order to best accomplish the goals stated herein. The Districts shall each have all of the powers granted to metropolitan districts by Title 32, Colorado Revised Statutes, together with such other lawful powers available to metropolitan districts to perform this Intergovernmental Agreement, except as specifically limited or modified herein. The Districts hereby represent and agree the Corporation is organized, and the Bonds shall be issued, solely on behalf of District 5, and that no District shall have any right to acquire all or any part of the Property other than District 5, as provided in the Operating Agreement and the Indenture. Each of the Related Districts represents that the development of each District will benefit by the acquisition of the Property by the Corporation (and by District 5), in anticipation of the development of such District, and none of the Related Districts proposes that it should be reimbursed for amounts expended by it hereunder.

     Section 3.3. COST OF PROPERTY. The Property Costs associated with the acquisition of the Property and the issuance of the Bonds are as specified in the Indenture.

     Section 3.4. RELIANCE. It is the express intent and understanding of each of the Districts that each District is entering this Intergovernmental Agreement and incurring Financing Obligations in complete and justifiable reliance on the covenants of the other Districts to abide by this Intergovernmental Agreement for payment of all Financing Obligations contained herein and evidenced hereby.

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                                    ARTICLE 4

                      OPERATION AND MAINTENANCE OF PROJECT

     Section 4.1. SCOPE. The provision of operation, maintenance, and administrative services relative to the Project shall occur in accordance with, and be governed by, the Operating Agreement.

     Section 4.2. CONSTRUCTION OF ALTERNATIVE FACILITIES. Each Related District agrees that it will not, during the term hereof, acquire or construct an alternate facility to serve substantially the same function as served by the Project, and that it will not approve the issuance of bonds, notes or other obligations of another nonprofit corporation to be applied to acquire or construct such a facility and will not enter into any agreement whereby it will provide financial support to any entity acquiring or constructing such a facility.

                                    ARTICLE 5

                                FEES AND CHARGES

     Section 5.1. ASSESSMENT OF FEES AND CHARGES. Each District shall, subject to limitations of any other agreement heretofore executed by such District, be free to assess facilities development fees, service charge surcharges, and other fees, rates, tolls, charges, and taxes in amounts determined to be required by each such District in order to meet its Financing Obligations.

                                    ARTICLE 6

                                    PAYMENTS

     Section 6.1. PROMISE TO PAY. In consideration of mutual promises and covenants contained herein, each Related District hereby promises to pay to District 5, all of such Related District's Expense Obligations and Revenue Obligations in accordance with the terms hereof. With respect to any particular District, the Revenue Obligation of such District evidenced hereby shall be general obligation indebtedness to which such District pledges its full faith and credit, subject to the provisions of Section 6.4 hereof, and shall be incurred and exist from and after the effective date of this Intergovernmental Agreement. Notwithstanding anything contained in this Intergovernmental Agreement to the contrary, the maximum principal amount of general obligation Revenue Obligation represented by this Intergovernmental Agreement shall be as provided in and subject to the limitations specified in the questions approved by the electors of each District on November 7, 1995, a copy of which is appended hereto as Exhibit A. The Revenue Obligations and indebtedness incurred hereby shall be payable only in accordance with the terms of this Intergovernmental Agreement. Interest shall be paid by each District on the principal amount of its Revenue Obligation, which interest shall also be a Revenue Obligation. The maximum net effective interest rate accruing on any particular District's indebtedness shall be 45%. The Related Districts each agree to pay such Financing Obligations to or at the direction of District 5 within 20 days of receipt of amounts collected for such purpose.

     Section 6.2. NATURE OF OBLIGATIONS. It is recognized by the Districts that the Revenue Obligations imposed upon the Districts under this Intergovernmental Agreement constitute "indebtedness" within the meaning of the Constitution of the State of Colorado. At duly called and noticed elections held for each District on November 7, 1995, the electorate of each District authorized the incurrence of indebtedness by each District of an amount sufficient to fund the various Revenue Obligations expressed in this Intergovernmental Agreement (the "Voted Indebtedness Authorization"), and also approved execution of this Intergovernmental Agreement by each District. In addition, it is recognized by the District that the Expense Obligations constitute a multiple fiscal year obligation as to which each District is obligated to increase taxes in an amount not to exceed $1,500,000 annually. In no event shall any commitment, covenant, promise or other obligation under this Intergovernmental Agreement require the issuance or incurrence of the indebtedness by the Districts in excess of their respective Voted Indebtedness Authorization.

     Section 6.3. PROPORTIONATE SHARE. Each District's Proportionate Share of the total Revenue Obligations shall be determined by District 5 in the preparation of an annual budget for each year, as provided in Section 7.1 hereof. The Proportionate Share for each District shall be the ratio of the estimated assessed value of taxable real and personal property in such District to the total assessed value of taxable real and personal property in all the Districts, as determined by the annual valuation for assessment of each District certified by the County Assessor of Douglas County, Colorado, or his or her successor in function.



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

     Section 6.4. LIMITATION ON OBLIGATIONS. Notwithstanding any provision hereof to the contrary, the obligation of a District to pay any and all amounts hereunder, including, but not limited to, its Financing Obligations in any year shall be limited to amounts collected under a maximum mill levy imposition of 35 mills. Any Proportionate Share in excess of the amounts collected pursuant to such mill levy limit shall continue to be due from such District, and shall bear interest at the rate of 15% per annum, subject to Section 6.1 hereof, until the end of the term of this Agreement, and shall thereupon be forgiven. In the event the method for determining assessed value for mill levies for the State of Colorado or the assessed value ratios are hereafter amended, District 5 shall provide a statement of revised procedures to each of the Related Districts so the amount collected under such revised method shall equal as closely as reasonably possible the amounts which would have been collected absent such revision. In addition, no District shall have any obligation to pay its Proportionate Share until either (A) the Town of Castle Rock, Colorado, has approved the amendment to the Service Plan specifically authorizing the imposition of such mill levy, or (B) such District shall have received an opinion acceptable to the District of counsel acceptable to the District that such mill levy may be imposed without regard to any Service Plan amendment.
Each Related District hereby agrees to certify the amount necessary to satisfy its obligations hereunder to the Board of County Commissioners of Douglas County, Colorado, in accordance with the applicable laws of the State of Colorado. Each District hereby acknowledges that payments made under the Development Agreement shall constitute payments in lieu of taxes imposed because of the limitations on the District's obligations described in this Section 6.4, and the Districts hereby approve the Development Agreement and consent to the release thereof to the extent of the imposition of the mill levy as described in this Section 6.4.

                                     ARTICLE 7

                            BUDGET AND APPROPRIATIONS

     Section 7.1. BUDGET REVIEW AND APPROVAL. On or before September 1 of each year, District 5 shall prepare a proposed Project budget, specifying the anticipated Proportionate Share to be paid in the ensuing fiscal year by each of the Districts. On or before September 10 of each year, the Related Districts shall either approve budget documents prepared by District 5 or propose to District 5, in writing, additions to and/or deletions from the proposed budgets. Absent receipt by District 5 of a written proposal for additions and/or deletions by September 15 of such year, the Related Districts shall be deemed to have approved the items included in the proposed budgets. In the event the Related Districts propose additions and/or deletions to the proposed budgets for consideration by District 5 and for inclusion in the budget documents prepared by District 5, and if such additions and/or deletions are not agreed to by District 5 by October 15 of each year, the issue shall be submitted to the Arbitrator who shall accept and/or reject such proposed additions and/or deletions pursuant to the provisions hereof not later than December 1 of each year. Following the Arbitrator's decision, District 5 shall approve its budget for the next ensuing year.

     Section 7.2. RELATED DISTRICTS' BUDGETS. Each Related District shall adopt budgets, and make appropriations therefor, sufficient to pay its allocable share of the Proportionate Share required hereunder, subject to
Section 6.4 hereof. Each District shall include such amounts in its budget for the ensuing year, and shall certify an ad valorem tax levy in an amount sufficient, together with other revenues of such District, to pay the full amounts required hereunder, subject to Section 6.4 hereof.

                                    ARTICLE 8

                                   ARBITRATION

     Section 8.1. DECISION BINDING. It is agreed by all of the Districts hereto that matters to be resolved by arbitration under this Intergovernmental Agreement are matters upon which reasonable persons could disagree and further that they are matters where an exact answer is not possible. Therefore, the Districts agree that the determination made by the Arbitrator pursuant to this Intergovernmental Agreement shall be binding upon the Districts. Presentations to the Arbitrator shall be limited to written statement of position by any District desiring to make such a written statement, unless the Arbitrator requests oral presentations. The decisions of the Arbitrator shall be made within five (5) days from the date of submittal to the Arbitrator, and shall be final, with no right of appeal.

     Section 8.2. SELECTION OF ARBITRATOR. The Arbitrator shall be any mutually agreeable person, or in the absence of mutual agreement, a person chosen by the mutual agreement of two parties appointed by District 5 and approved by the Trustee on one hand and the majority of the Related Districts on the other hand.

     Section 8.3. PROCEDURES. To the extent not otherwise provided herein, arbitration shall proceed under the Commercial Arbitration Rules and the Expedited Commercial Arbitration Procedures of the American Arbitration Association.

     Section 8.4. COSTS OF ARBITRATION. All costs of arbitration shall be borne by the District requesting arbitration.

                                    ARTICLE 9

                                    INSURANCE

     Section 9.1. PROVISION OF INSURANCE. Each of the Districts shall maintain at their respective sole cost the following types of insurance coverage with companies and in amounts acceptable to the Districts. In all such policies, each District shall be named as an insured or an additional insured.

          9.1.1 General liability coverage in the minimum amount of $150,000 per person/per occurrence and $600,000 per occurrence, or in an amount reflecting the current level of governmental immunity provided by statute, whichever is greater, protecting the Districts and their officers, directors, and employees against any loss, liability, or expense whatsoever from personal injury, death, property damage, or otherwise, arising from or in any way connected with management, administration, and operations.

          9.1.2 Directors and officers liability coverage (errors and omissions) in the minimum amount of $150,000 per person/per occurrence and $600,000 total per occurrence, protecting the Districts and their directors and officers against any loss, liability, or expense whatsoever arising from the actions and/or inactions of the Districts and their directors and officers in the performance of their duties.

          9.1.3 Operations coverage designed to insure against injury to the property of third parties or the persons of those third parties caused by the operation of the facilities of such District in the minimum amount of $150,000 per person/per occurrence and $600,000 per occurrence or in the amount reflecting the current level of governmental immunity provided by statute, whichever is greater.

          9.1.4 The foregoing notwithstanding, each District shall make provisions for workmen's compensation insurance, social security employment insurance and unemployment compensation for its employees performing this Intergovernmental Agreement as required by any law of the State of Colorado or the federal government and shall, upon request, exhibit evidence thereof to any other District.

                                   ARTICLE 10

                                     BREACH

     Section 10.1. NON-TERMINATION. The parties agree that no breach of this Intergovernmental Agreement shall justify or permit termination of the continuing obligations under this Intergovernmental Agreement.

     Section 10.2. REMEDIES. In addition to any other available remedies, in the event of a breach of this Intergovernmental Agreement, any District, the Corporation or the Trustee may ask a court of competent jurisdiction to enter a writ of mandamus to compel the board of directors of the breaching District to perform its duties under this Intergovernmental Agreement, and any District may seek from a court of competent jurisdiction temporary and/or permanent restraining orders, or orders of specific performance, to compel the breaching District to perform in accordance with the obligations set forth under this Intergovernmental Agreement.

                                   ARTICLE 11

                                  MISCELLANEOUS

     Section 11.1. RELATIONSHIP OF PARTIES. This Intergovernmental Agreement does not and shall not be construed as creating a relationship of joint venturers, partners, or employer-employee between or among the Districts.

     Section 11.2. LIABILITY OF DISTRICTS. No provision, covenant or agreement contained in this Intergovernmental Agreement, nor any obligations imposed herein nor the breach thereof, nor the creation of indebtedness by one District shall constitute or create an indebtedness of any of the other Districts within the meaning of any Colorado constitutional provision or statutory limitation. No District shall have any obligation whatsoever to repay any debt or liability of any other District.

     Section 11.3. ASSIGNMENT. Neither this Intergovernmental Agreement, nor any of any District's rights, obligations, duties or authorities hereunder may be assigned in whole or in part without the prior written consent of each of the other Districts and the Trustee. Any purported attempt to assign this Intergovernmental Agreement or any rights hereunder without such consent shall be void and of no force and effect. Consent to one assignment shall not be consent to any subsequent assignment. The foregoing is subject to the limitation that District 5 has assigned or shall be entitled to assign all or any portion of its rights hereunder to the Corporation (which may similarly assign its rights to the Trustee) or the Trustee, or any successor to the foregoing, or to any other party without the consent of the Related Districts.

     Section 11.4. SURVIVAL OF OBLIGATIONS. Unfulfilled obligations of the parties arising under this Intergovernmental Agreement shall be deemed to survive the termination of this Intergovernmental Agreement, the expiration of the term of this Intergovernmental Agreement, and the completion of the facilities which are the subject of this Intergovernmental Agreement, and shall be binding upon and inure to the benefit of the Districts and their respective successors and permitted assigns, subject to Section 6.4 hereof.

     Section 11.5. GOVERNING LAW. This Intergovernmental Agreement shall be governed and construed in accordance with the laws of the State of Colorado, without regard to principles of choice of law.

     Section 11.6. HEADINGS FOR CONVENIENCE ONLY. The headings, captions and titles contained herein are intended for convenience and reference only and are not intended to define, limit or describe the scope or intent of any of the provisions of this Intergovernmental Agreement.

     Section 11.7. NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when personally delivered, or after the lapse of three business days following mailing by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to Dawson Ridge            4582 South Ulster Street Parkway
     Metropolitan District No. 1:  Suite 902
                                   Denver, Colorado 80237

     If to Dawson Ridge            4582 South Ulster Street Parkway
     Metropolitan District No. 2:  Suite 902
                                   Denver, Colorado 80237

     If to Dawson Ridge            4582 South Ulster Street Parkway
     Metropolitan District No. 3:  Suite 902
                                   Denver, Colorado 80237

     If to Dawson Ridge            4582 South Ulster Street Parkway
     Metropolitan District No. 4:  Suite 902
                                   Denver, Colorado 80237

     If to Dawson Ridge            4582 South Ulster Street Parkway
     Metropolitan District No. 5:  Suite 902
                                   Denver, Colorado 80237

or at any other such addresses as said parties may hereafter or from time to time designate by written notice to the other party given in accordance with this Section 11.7.

     Section 11.8. GOVERNMENTAL AUTHORITY. The Districts shall comply with any and all valid state, federal or local laws or regulations covering the subject of this Intergovernmental Agreement, and any and all valid orders, regulations or licenses issued pursuant to any federal, state or local law or regulation governing the subject of this Intergovernmental Agreement.

     Section 11.9. MODIFICATION. Except as otherwise provided herein, this Intergovernmental Agreement may not be modified, amended, changed or terminated, in whole or in part, except by an agreement in writing duly authorized and executed by each of the Districts and consented to in writing by the Corporation, the Trustee and the Credit Enhancement Provider.

     Section 11.10. WAIVER. The waiver of any breach of any provision of this Intergovernmental Agreement by any District shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or another provision of this Intergovernmental Agreement.

     Section 11.11. SEVERABILITY. Invalidation of any of the provisions of this Intergovernmental Agreement or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstances, shall not affect the validity of any other provision of this Intergovernmental Agreement.

     Section 11.12. THIRD PARTY BENEFICIARIES. This Intergovernmental Agreement is made solely for the benefit of the parties hereto, and no third parties, including any holders of indebtedness of any of the Districts, shall be entitled to enforce the duties or enjoy the rights created hereunder; provided that the Corporation, the Trustee and their respective assigns shall be considered third party beneficiaries hereof and shall be fully entitled to enforce the provision hereof.


                   [Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Intergovernmental Agreement as of the day and year first above written, which shall

ATTEST:                            DAWSON RIDGE METROPOLITAN DISTRICT NO. 1

(ILLEGIBLE)                        C. Roger Addlesperger
-----------------------------      ----------------------------------------
Assistant Secretary                President


ATTEST:                            DAWSON RIDGE METROPOLITAN DISTRICT NO. 2

(ILLEGIBLE)                        C. Roger Addlesperger
-----------------------------      ----------------------------------------
Assistant Secretary                President


ATTEST:                            DAWSON RIDGE METROPOLITAN DISTRICT NO. 3

(ILLEGIBLE)                        C. Roger Addlesperger
-----------------------------      ----------------------------------------
Assistant Secretary                President


ATTEST:                            DAWSON RIDGE METROPOLITAN DISTRICT NO. 4

(ILLEGIBLE)                        C. Roger Addlesperger
-----------------------------      ----------------------------------------
Assistant Secretary                President


ATTEST:                            DAWSON RIDGE METROPOLITAN DISTRICT NO. 5

(ILLEGIBLE)                        C. Roger Addlesperger
-----------------------------      ----------------------------------------
Assistant Secretary                President

STATE OF COLORADO        )
                         )ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger as President, and Candace Addlesperger as Assistant Secretary, of Dawson Ridge Metropolitan District No 1.

     WITNESS my hand and official seal.

     My commission expires: 9-16-98
                            -------

                                   Robin W. Biery
                                   ---------------------------------
                                   Notary Public



STATE OF COLORADO        )
                         )ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger as President, and Candace Addlesperger as Assistant Secretary, of Dawson Ridge Metropolitan District No 2.

     WITNESS my hand and official seal.

     My commission expires: 9-16-98
                            -------

                                   Robin W. Biery
                                   -----------------------------
                                   Notary Public

STATE OF COLORADO        )
                         )ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger as President, and Candace Addlesperger as Assistant Secretary, of Dawson Ridge Metropolitan District No 3.

     WITNESS my hand and official seal.

     My commission expires: 9-16-98
                            -------


                                   Robin W. Biery
                                   -----------------------------
                                   Notary Public



STATE OF COLORADO        )
                         )ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger as President, and Candace Addlesperger as Assistant Secretary, of Dawson Ridge Metropolitan District No 4.

     WITNESS my hand and official seal.

     My commission expires: 9-16-98
                            -------


                                   Robin W. Biery
                                   -----------------------------
                                   Notary Public

STATE OF COLORADO        )
                         )ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger as President, and Candace Addlesperger as Assistant Secretary, of Dawson Ridge Metropolitan District No 5.

     WITNESS my hand and official seal.

     My commission expires: 9-16-98
                            -------

                                   Robin W. Biery
                                   -----------------------------
                                   Notary Public

                                  EXHIBIT A
                                  ---------

                             ELECTION QUESTIONS

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995

                                               1-11-103 AND 32-1-104(1), C.R.S.

Dawson Ridge Metropolitan District No. 1, Douglas County, Colorado

Each of the undersigned members of the board of canvassers of the Dawson Ridge Metropolitan District No. 1 certifies that the following is a true and correct statement of the results of the Special Election for the above-named District, at which time the eligible electors of the District voted as indicated on the attached Judges' Certificate of Election Returns, for each question submitted:

Question A:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 1 ("DISTRICT") TAXES BE INCREASED $1,500,000 ANNUALLY, COMMENCING IN 1995, FOR THE PURPOSE OF PAYING THE DISTRICT'S OBLIGATIONS IN CONNECTION WITH AN INTERGOVERNMENTAL SERVICES AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES AND SHALL THE PROCEEDS OF SUCH TAXES AND ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------
Question B:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 1 ("DISTRICT") DEBT BE INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF BONDS OR OTHER EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION AN INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT. SUCH BONDS OR OTHER EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH BONDS OR OTHER EVIDENCES OF INDEBTEDNESS, AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------

                 BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                             FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995
                                    CONTINUED

                                               1-11-103 AND 32-1-104(1), C.R.S.

Question C:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 1 ("DISTRICT") DEBT BE INCREASED $100,000,000, WITH A REPAYMENT COST OF $500,000,000, (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING; FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT; SUCH EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH EVIDENCES OF INDEBTEDNESS, AND ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE. REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------

Question D:

"SHALL THE EXECUTION, DELIVERY AND PERFORMANCE BY DAWSON RIDGE METROPOLITAN DISTRICT NO. 1 ("DISTRICT") OF AN INTERGOVERNMENTAL AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES, BE APPROVED?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------

Question E:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, FOR PURPOSES OTHER THAN ENTERPRISES, BE PERMITTED TO MAINTAIN FISCAL YEAR SPENDING AND ANNUAL DISTRICT REVENUES FROM SOURCES NOT EXCLUDED FROM FISCAL YEAR SPENDING IN AN AMOUNT NOT TO EXCEED $1,000,000 IN 1995 AND EACH YEAR THEREAFTER, SUCH AMOUNT TO INCREASE ANNUALLY IN EACH YEAR AFTER 1995 IN AN AMOUNT NOT TO EXCEED THE APPLICABLE LIMITATIONS OF ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION AND COLORADO LAW?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995
                                     CONTINUED

                                               1-11-103 AND 32-1-104(1), C.R.S.


(Signed)   DONETTE B. HUNTER
           --------------------------------
           Designated Election Official


(Signed)   CANDACE W. ADDLESPERGER
           --------------------------------
           Canvasser

(Signed)
           --------------------------------
           Canvasser


R.S. WELLS CORP.  ATTN: SUE BLAIR
------------------------------------------------------------
Contact Person For District

6200 SOUTH SYRACUSE WAY, SUITE 150
GREENWOOD VILLAGE, CO  80111
------------------------------------------------------------
Business Address

(303) 779-4525
------------------------------------------------------------
Telephone Number


Prepare and deliver a Certificate of Election to those candidates receiving the highest number of votes.
Deposit one copy with the Clerk and Recorder of each county in which the special district is located.

Send one copy to:    Division of Local Government
                     1313 Sherman Street, Room 521
                     Denver, CO  80203

                  JUDGE'S CERTIFICATE OF ELECTION RETURNS

                                                               1-7-601, C.R.S.


IT IS HEREBY CERTIFIED by the undersigned, who conducted the election held in the DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, (by mail ballot), in the county of Douglas, and state of Colorado, on the 7th day of November, in the year 1995, that after qualifying by swearing and subscribing to their Oaths of Office they opened the polls at 7:00 A.M., and that they kept the polls open continuously until the hour of 7:00 P.M. on said date, after which they counted the ballots cast for directors of said District and for any ballot issues and ballot questions submitted.


THAT THE VOTES CAST FOR AND AGAINST EACH BALLOT ISSUE AND BALLOT QUESTION SUBMITTED WERE AS FOLLOWS:


                                     YES                        NO

Question A                       2         two              0         zero
                              -------------------         -------------------


                                     YES                        NO

Question B                       2         two              0         zero
                              -------------------         -------------------


                                     YES                        NO

Question C                       2         two              0         zero
                              -------------------         -------------------


                                     YES                        NO

Question D                       2         two              0         zero
                              -------------------         -------------------


                                     YES                        NO

Question E                       2         two              0         zero
                              -------------------         -------------------

                JUDGE'S CERTIFICATE OF ELECTION RETURNS CONTINUED

                                                             1-7-601, C.R.S.


It is hereby identified and specified that:

                                                     Numeric

Total Number of Ballots Received from                    5
the Designated Election Official:                    --------------
                                                         2
Total number of ballots vote:                        --------------
                                                         0
Unofficial ballots voted:                            --------------
                                                         0
Substitute ballots voted:                            --------------
                                                         3
Ballots delivered to electors:                       --------------
                                                         0
Spoiled ballots:                                     --------------

Ballots rejected for insufficient                        1
information:                                         --------------
                                                         0
Challenged ballots:                                  --------------
                                                         2
Ballots not delivered to electors:                   --------------

Ballots returned to the Designated                       5
Election Official:                                   --------------


(All unused ballots, spoiled ballots, and stubs of ballots voted shall be returned with the statement.)

Certified by us:

[SIGNATURE ILLEGIBLE]
---------------------------------, Election Judge

[SIGNATURE ILLEGIBLE]
---------------------------------, Election Judge

---------------------------------, Election Judge
        November 7, 1995

                                   Precinct Number if Applicable: ___________

            BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                         FOR THE SPECIAL ELECTION
                     HELD TUESDAY, NOVEMBER 7, 1995

                                               1-11-103 AND 32-1-104(1), C.R.S.

Dawson Ridge Metropolitan District No. 2, Douglas County, Colorado

Each of the undersigned members of the board of canvassers of the Dawson Ridge Metropolitan District No. 2 certifies that the following is a true and correct statement of the results of the Special Election for the above-named District, at which time the eligible electors of the District voted as indicated on the attached Judges' Certificate of Election Returns, for each question submitted.

Question A:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 2 ("DISTRICT") TAXES BE INCREASED $1,500,000 ANNUALLY, COMMENCING IN 1995, FOR THE PURPOSE OF PAYING THE DISTRICT'S OBLIGATIONS IN CONNECTION WITH AN INTERGOVERNMENTAL SERVICES AGREEMENT BY AND BETWEEN THE DISTRICT. DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES AND SHALL THE PROCEEDS OF SUCH TAXES AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

                                2
Number of votes for:     -----------------
                                0
Number of votes against: -----------------

Question B:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 2 ("DISTRICT") DEBT BE INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF BONDS OR OTHER EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION AN INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT; SUCH BONDS OR OTHER EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH BONDS OR OTHER EVIDENCES OF INDEBTEDNESS, AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?

                                2
Number of votes for:     -----------------
                                0
Number of votes against: -----------------

            BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                         FOR THE SPECIAL ELECTION
                     HELD TUESDAY, NOVEMBER 7, 1995
                              CONTINUED

                                               1-11-103 AND 32-1-104(1), C.R.S.

Question C:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 2 ("DISTRICT") DEBT BE INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION INTERGOVERNMENTAL AGREEMENT
OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT; SUCH EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST
RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH EVIDENCES OF INDEBTEDNESS, AND
ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

                                2
Number of votes for:     -----------------
                                0
Number of votes against: -----------------


Question D:

"SHALL THE EXECUTION, DELIVERY AND PERFORMANCE BY DAWSON RIDGE METROPOLITAN DISTRICT NO. 2 ("DISTRICT") OF AN INTERGOVERNMENTAL AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES BE APPROVED?"

                                2
Number of votes for:     -----------------
                                0
Number of votes against: -----------------

              BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                          FOR THE SPECIAL ELECTION
                       HELD TUESDAY, NOVEMBER 7, 1995
                                 CONTINUED
                                               1-11-103 and 32-1-104(1), C.R.S.

Question E:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, FOR PURPOSES OTHER THAN ENTERPRISES, BE PERMITTED TO MAINTAIN FISCAL YEAR SPENDING AND ANNUAL DISTRICT REVENUES FROM SOURCES NOT EXCLUDED FROM FISCAL YEAR SPENDING IN AN AMOUNT NOT TO EXCEED $1,000,000 IN 1995 AND EACH YEAR THEREAFTER, SUCH AMOUNT TO INCREASE ANNUALLY IN EACH YEAR AFTER 1995 IN AN AMOUNT NOT TO EXCEED THE APPLICABLE LIMITATIONS OF ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION AND COLORADO LAW?"

Number of votes for:            2
                        -----------------
Number of votes against:        0
                        -----------------

(Signed)  /s/ DONNETTE B. HUNTER
        ---------------------------------
        Designated Electon Official

(Signed)  /s/ CANDACE M. ADDELSPERGER
        ---------------------------------
        Canvasser

(Signed)
        ---------------------------------
        Canvasser


Contact Person For District

   R.S. WELLS CORP.   ATTN: SUE BLAIR
---------------------------------------------------------------------

   6200 SOUTH SYRACUSE WAY, SUITE 150, GREENWOOD VILLAGE, CO 80111
---------------------------------------------------------------------
Business Address

   (303) 779-4525
---------------------------------------------------------------------
Telephone Number

PREPARE AND DELIVER A CERTIFICATE OF ELECTION TO THOSE CANDIDATES
RECEIVING THE HIGHEST NUMBER OF VOTES.
DEPOSIT ONE COPY WITH THE CLERK AND RECORDER OF EACH COUNTY IN
WHICH THE SPECIAL DISTRICT IS LOCATED.

SEND ONE COPY TO:     DIVISION OF LOCAL GOVERNMENT
                      1313 SHERMAN STREET, ROOM 521
                      DENVER, CO  80203

                    JUDGE'S CERTIFICATE OF ELECTION RETURNS

                                                                1-7-601, C.R.S.

IT IS HEREBY CERTIFIED by the undersigned, who conducted the election held in the DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, (by mail ballot), in the county of Douglas, and state of Colorado, on the 7th day of November, in the year 1995, that after qualifying by swearing and subscribing to their Oaths of Office they opened the polls at 7:00 A.M., and that they kept the polls open continuously until the hour of 7:00 P.M. on said date, after which they counted the ballots cast for directors of said District and for any ballot issues and ballot questions submitted.

THAT THE VOTES CAST FOR AND AGAINST EACH BALLOT ISSUE AND BALLOT QUESTION SUBMITTED WERE AS FOLLOWS:

                        YES                            NO

Question A          2        two                   0      zero
            ---------------------------    ---------------------------
               (Numeric & Spell Out)          (Numeric & Spell Out)


                        YES                            NO

Question B          2        two                   0      zero
            ---------------------------    ---------------------------
               (Numeric & Spell Out)          (Numeric & Spell Out)


                        YES                            NO

Question C          2        two                   0      zero
            ---------------------------    ---------------------------
               (Numeric & Spell Out)          (Numeric & Spell Out)


                        YES                            NO

Question D          2        two                   0      zero
            ---------------------------    ---------------------------
               (Numeric & Spell Out)          (Numeric & Spell Out)


                        YES                            NO

Question E          2        two                   0      zero
            ---------------------------    ---------------------------
               (Numeric & Spell Out)          (Numeric & Spell Out)

              JUDGES'S CERTIFICATE OF ELECTION RETURNS CONTINUED

                                                                1-7-601, C.R.S.


It is hereby identified and specified that:

                                                Numeric

Total Number of Ballots Received from
the Designated Election Official:                   5
                                                ---------------------

Total number of ballots voted:                      2
                                                ---------------------

Unofficial ballots voted:                           0
                                                ---------------------

Substitute ballots voted:                           0
                                                ---------------------

Ballots delivered to electors:                      3
                                                ---------------------

Spoiled ballots:                                    0
                                                ---------------------

Ballots rejected for insufficient
information:                                        1
                                                ---------------------

Challenged ballots:                                 0
                                                ---------------------

Ballots not delivered to electors:                  2
                                                ---------------------

Ballots returned to the Designated
Electon Official:                                   5
                                                ---------------------

(All unused ballots, spoiled ballots, and stubs of ballots voted shall be returned with the statement.)

Certified by us:


  /s/ MARY A. HUPP                         , Election Judge
-------------------------------------------

 /s/ DONETTE B. HUNTER                     , Election Judge
-------------------------------------------

                                           , Election Judge
-------------------------------------------

             November 7, 1995

                                        Precinct Number if Applicable:   N/A
                                                                      ---------

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995

                                               1-11-103 AND 32-1-104(1), C.R.S.

Dawson Ridge Metropolitan District No. 3, Douglas County, Colorado

Each of the undersigned members of the board of canvassers of the Dawson Ridge Metropolitan District No. 3 certifies that the following is a true and correct statement of the results of the Special Election for the above-named District, at which time the eligible electors of the District voted as indicated on the attached Judges' Certificate of Election Returns, for each question submitted:

Question A:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 ("DISTRICT") TAXES BE INCREASED $1,500,000 ANNUALLY, COMMENCING IN 1995, FOR THE PURPOSE OF PAYING THE DISTRICT'S OBLIGATIONS IN CONNECTION WITH AN INTERGOVERNMENTAL SERVICES AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES AND SHALL THE PROCEEDS OF SUCH TAXES AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY
THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

Number of votes for:      3
                         --------
Number of votes against:  0
                         --------
Question B:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 ("DISTRICT") DEBT BE INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF BONDS OR OTHER EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION AN INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT. SUCH BONDS OR OTHER EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH BONDS OR OTHER EVIDENCES OF INDEBTEDNESS, AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?

Number of votes for:      3
                         --------
Number of votes against:  0
                         --------

                 BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                             FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995
                                    CONTINUED

                                               1-11-103 AND 32-1-104(1), C.R.S.

Question C:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 ("DISTRICT") DEBT BE INCREASED $100,000,000, WITH A REPAYMENT COST OF $500,000,000, (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING; FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT; SUCH EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH EVIDENCES OF INDEBTEDNESS, AND ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE. REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

Number of votes for:      3
                         --------
Number of votes against:  0
                         --------

Question D:

"SHALL THE EXECUTION, DELIVERY AND PERFORMANCE BY DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 ("DISTRICT") OF AN INTERGOVERNMENTAL AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES, BE APPROVED?"

Number of votes for:      3
                         --------
Number of votes against:  0
                         --------

Question E:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, FOR PURPOSES OTHER THAN ENTERPRISES, BE PERMITTED TO MAINTAIN FISCAL YEAR SPENDING AND ANNUAL DISTRICT REVENUES FROM SOURCES NOT EXCLUDED FROM FISCAL YEAR SPENDING IN AN AMOUNT NOT TO EXCEED $1,000,000 IN 1995 AND EACH YEAR THEREAFTER, SUCH AMOUNT TO INCREASE ANNUALLY IN EACH YEAR AFTER 1995 IN AN AMOUNT NOT TO EXCEED THE APPLICABLE LIMITATIONS OF ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION AND COLORADO LAW?"

Number of votes for:      3
                         --------
Number of votes against:  0
                         --------

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995
                                     CONTINUED

                                               1-11-103 AND 32-1-104(1), C.R.S.


(Signed)   /s/ DONETTE B. HUNTER
           --------------------------------
           Designated Election Official


(Signed)   CANDACE W. ADDLESPERGER
           --------------------------------
           Canvasser

(Signed)
           --------------------------------
           Canvasser


R.S. WELLS CORP.  ATTN: SUE BLAIR
------------------------------------------------------------
Contact Person For District

6200 SOUTH SYRACUSE WAY, SUITE 150
GREENWOOD VILLAGE, CO  80111
------------------------------------------------------------
Business Address

(303) 779-4525
------------------------------------------------------------
Telephone Number




Prepare and deliver a Certificate of Election to those candidates receiving the highest number of votes.
Deposit one copy with the Clerk and Recorder of each county in which the special district is located.

Send one copy to:    Division of Local Government
                     1313 Sherman Street, Room 521
                     Denver, CO  80203

                    JUDGE'S CERTIFICATE OF ELECTION RETURNS

                                                             1-7-601, C.R.S.

IT IS HEREBY CERTIFIED by the undersigned, who conducted the election held in the DAWSON RIDGE METROPOLITAN DISTRICT NO. 3, (by mail ballot), in the county of Douglas, and state of Colorado, on the 7th day of November, in the year 1995, that after qualifying by swearing and subscribing to their Oaths of Office they opened the polls at 7:00 A.M., and that they kept the polls open continuously until the hour of 7:00 P.M. on said date, after which they counted the ballots cast for directors of said District and for any ballot issues and ballot questions submitted.

THAT THE VOTES CAST FOR AND AGAINST EACH BALLOT ISSUE AND BALLOT QUESTION SUBMITTED WERE AS FOLLOWS:

                            YES                         NO

Question A               3      Three               0       Zero
                    --------------------        --------------------
                    (Numeric & Spell Out)       (Numeric & Spell Out)


                            YES                         NO

Question B               3      Three               0       Zero
                    --------------------        --------------------
                    (Numeric & Spell Out)       (Numeric & Spell Out)


                            YES                         NO

Question C               3      Three               0       Zero
                    --------------------        --------------------
                    (Numeric & Spell Out)       (Numeric & Spell Out)


                            YES                         NO

Question D               3      Three               0       Zero
                    --------------------        --------------------
                    (Numeric & Spell Out)       (Numeric & Spell Out)


                            YES                         NO

Question E               3      Three               0       Zero
                    --------------------        --------------------
                    (Numeric & Spell Out)       (Numeric & Spell Out)

               JUDGE'S CERTIFICATE OF ELECTION RETURNS CONTINUED

                                                             1-7-601, C.R.S.

It is hereby identified and specified that:

                                                 Numeric

Total Number of Ballots Received from                    5
the Designated Election Official:                -------------------------

Total number of ballots voted:                           3
                                                 -------------------------

Unofficial ballots voted:                                0
                                                 -------------------------

Substitute ballots voted:                                0
                                                 -------------------------

Ballots delivered to electors:                           3
                                                 -------------------------

Spoiled ballots:                                         0
                                                 -------------------------

Ballots rejected for insufficient                        0
information                                      -------------------------

Challenged ballots:                                      0
                                                 -------------------------

Ballots not delivered to electors:                       2
                                                 -------------------------

Ballots returned to the Designated                       5
Election Official:                               -------------------------

(All unused ballots, spoiled ballots, and stubs of ballots voted shall be returned with the statement.)

Certified by us:

                                   ,   Election Judge
-----------------------------------


  Donette B. Hunter                ,   Election Judge
-----------------------------------

  Mary A. (Illegible)              ,   Election Judge
-----------------------------------

      November 7, 1995

                                       Precinct Number if Applicable:  N/A
                                                                      ----

               BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                            FOR THE SPECIAL ELECTION
                         HELD TUESDAY, NOVEMBER 7, 1995


                                             1-11-103 AND 32-1-104(1),  C.R.S.

Dawson Ridge Metropolitan District No. 4, Douglas County, Colorado

Each of the undersigned members of the board of canvassers of the Dawson Ridge Metropolitan District No. 4 certifies that the following is a true and correct statement of the results of the Special Election for the above-named District, at which time the eligible electors of the District voted as indicated on the attached Judges' Certificate of Election Returns, for each question submitted.

Question A:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 ("DISTRICT") TAXES BE INCREASED $1,500,000 ANNUALLY COMMENCING IN 1995, FOR THE PURPOSE OF PAYING THE DISTRICT'S OBLIGATIONS IN CONNECTION WITH AN INTERGOVERNMENTAL SERVICES AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES AND SHALL THE PROCEEDS OF SUCH TAXES AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"


Number of votes for:               2
                           ---------------------
Number of votes against:           0
                           ---------------------


Question B;

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 ("DISTRICT") DEBT BE
INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF
$500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF BONDS OR OTHER EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION AN INTERGOVERNMENTAL AGREEMENT OR AGREEMENT WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT, SUCH BONDS OR OTHER EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT
MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH BONDS OR OTHER EVIDENCES
OF INDEBTEDNESS, AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?


Number of votes for:               2
                           ---------------------
Number of votes against:           0
                           ---------------------

                        JUDGE'S CERTIFICATE OF ELECTION RETURNS

                                                                1-7-601, C.R.S.

IT IS HEREBY CERTIFIED by the undersigned, who conducted the election held in the DAWSON RIDGE METROPOLITAN DISTRICT NO. 4, (by mail ballot), in the county of Douglas, and state of Colorado, on the 7th day of November, in the year 1995, that after qualifying by swearing and subscribing to their Oaths of Office they opened the polls at 7:00 A.M., and that they kept the polls open continuously until the hour of 7:00 P.M. on said date, after which they counted the ballots cast for directors of said district and for any ballot issues and ballot questions submitted.

That the votes cast for and against each ballot issue and ballot question submitted were as follows:

                              YES                           NO

Question A               2         TWO                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question B               2         TWO                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question C               2         TWO                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question D               2         TWO                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question E               2         TWO                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 7, 1995

                                               1-11-103 AND 32-1-104(1), C.R.S.

Question C:

""SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 ("DISTRICT") DEBT BE INCREASED $100,000,000, WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT. NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT. SUCH EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH EVIDENCE OF INDEBTEDNESS, AND ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"


Number of votes for:      2
                         --------
Number of votes against:  0
                         --------
Question D:

"SHALL THE EXECUTION, DELIVERY AND PERFORMANCE BY DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 ("DISTRICT") OF AN INTERGOVERNMENTAL AGREEMENT BY AND BETWEEN THE DISTRICT, DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT NO. 5") AND ANY OTHER PARTIES THERETO WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT
("DISTRICT NO. 5 FACILITIES") FOR THE BENEFIT OF THE DISTRICT WITH RESPECT TO THE DISTRICT NO. 5 FACILITIES, BE APPROVED?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------

               BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                             FOR THE SPECIAL ELECTION
                         HELD TUESDAY, NOVEMBER 7, 1995
                                   CONTINUED


                                              1-11-103 AND 32-1-104(1), C.R.S.


Question E:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 4 FOR PURPOSES OTHER THAN ENTERPRISES, BE PERMITTED TO MAINTAIN FISCAL YEAR SPENDING AND ANNUAL DISTRICT REVENUES FROM SOURCES NOT EXCLUDED FROM FISCAL YEAR SPENDING IN AN AMOUNT NOT TO EXCEED $1,000,000 IN 1995 AND EACH YEAR THEREAFTER, SUCH AMOUNT TO INCREASE ANNUALLY IN EACH YEAR AFTER 1995 IN AN AMOUNT NOT TO EXCEED THE APPLICABLE LIMITATIONS OF ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION AND COLORADO LAW?"

Number of votes for:      2
                         --------
Number of votes against:  0
                         --------


(Signed)   DONETTE B. HUNTER
           --------------------------------
           Designated Election Official


(Signed)   CANDACE M. ADDELSPERGER
           --------------------------------
           Canvasser

(Signed)
           --------------------------------
           Canvasser


R.S. WELLS CORP.  ATTN: SUE BLAIR
------------------------------------------------------------
Contact Person For District

6200 SOUTH SYRACUSE WAY, SUITE 150
GREENWOOD VILLAGE, CO  80111
------------------------------------------------------------
Business Address

(303) 779-4525
------------------------------------------------------------
Telephone Number



Prepare and deliver a Certificate of Election to those candidates receiving the highest number of votes.
Deposit one copy with the Clerk and Recorder of each county in which the special district is located.

Send one copy to:    Division of Local Government
                     1313 Sherman Street, Room 521
                     Denver, CO  80203

               JUDGE'S CERTIFICATE OF ELECTION RETURNS CONTINUED

                                                                1-7-601, C.R.S.


It is hereby identified and specified that:

                                                Numeric

Total Number of Ballots Received from
the Designated Election Official:                   5
                                                ---------------------

Total number of ballots voted:                      2
                                                ---------------------

Unofficial ballots voted:                           0
                                                ---------------------

Substitute ballots voted:                           0
                                                ---------------------

Ballots delivered to electors:                      3
                                                ---------------------

Spoiled ballots:                                    0
                                                ---------------------

Ballots rejected for insufficient
information:                                        1
                                                ---------------------

Challenged ballots:                                 0
                                                ---------------------

Ballots not delivered to electors:                  2
                                                ---------------------

Ballots returned to the Designated
Electon Official:                                   5
                                                ---------------------

(All unused ballots, spoiled ballots, and stubs of ballots voted shall be returned with the statement.)

Certified by us:


                                           , Election Judge
-------------------------------------------

 /s/ DONETTE B. HUNTER                     , Election Judge
-------------------------------------------

 /s/ MARY A. HUPP                          , Election Judge
-------------------------------------------

             November 7, 1995

                                        Precinct Number if Applicable:   N/A
                                                                      ---------

              BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                           FOR THE SPECIAL ELECTION
                        HELD TUESDAY, NOVEMBER 7, 1995

                                               1-11-103 AND 32-1-104(1), C.R.S.

Dawson Ridge Metropolitan District No. 5, Douglas County, Colorado

Each of the undersigned members of the board of canvassers of the Dawson Ridge Metropolitan District No. 5 certifies that the following is a true and correct statement of the results of the Special Election for the above-named District, at which time the eligible electors of the District voted as indicated on the attached Judges' Certificate of Election Returns, for each question submitted:

Question A:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT") DEBT BE INCREASED $100,000,000 (PRINCIPAL AMOUNT) WITH A REPAYMENT COST OF $500,000,000 (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF BONDS OR OTHER EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION AN INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 4, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQUIRING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SINITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECEATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHING OR FOR THE BENEFIT OF THE DISTRICT; SUCH BONDS OR OTHER EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MIXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH BONDS OR OTHER EVIDENCES OF INDEBTEDNESS, AND INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?

Number of votes for:           3
                        -----------------

Number of votes against:       0
                        -----------------

Question B:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT") DEBT BE INCREASED $100,000,000, WITH A REPAYMENT COST OF $500,000,000, (MAXIMUM TOTAL DISTRICT COST), SUCH DEBT TO CONSIST OF EVIDENCES OF INDEBTEDNESS (INCLUDING WITHOUT LIMITATION INTERGOVERNMENTAL AGREEMENT OR AGREEMENTS WITH DAWSON RIDGE METROPOLITAN DISTRICT NO. 1, DAWSON RIDGE METROPOLITAN DISTRICT NO. 2, DAWSON RIDGE METROPOLITAN DISTRICT NO. 3 AND DAWSON RIDGE METROPOLITAN DISTRICT NO. 4, OR ANY OR ALL OF THE FOREGOING) FOR THE PURPOSES OF DESIGNING, ACQURING, INSTALLING, CONSTRUCTING, EQUIPPING, OPERATING AND MAINTAINING WATER, SANITATION, STREET, TRAFFIC SAFETY, TRANSPORTATION, PARKS AND RECREATION AND FIRE PROTECTION FACILITIES AND EQUIPMENT WITHIN OR FOR THE BENEFIT OF THE DISTRICT; SUCH EVIDENCE OF INDEBTEDNESS TO BE ISSUED AT A MAXIMUM NET EFFECTIVE INTEREST RATE OF 45% PER ANNUM AND TO MATURE OR BE PAYABLE IN NOT MORE THAN 40 YEARS; AND SHALL THE PROCEEDS OF SUCH EVIDENCES OF INDEBTEDNESS, AND ANY INVESTMENT INCOME THEREON, BE COLLECTED AND SPENT BY THE DISTRICT WITHOUT REGARD TO ANY EXPENDITURE, REVENUE-RAISING, OR OTHER LIMITATION CONTAINED WITHIN ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION?"

              BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                          FOR THE SPECIAL ELECTION
                       HELD TUESDAY, NOVEMBER 8, 1994
                                  CONTINUED

                                               1-11-1-3 AND 32-1-104(1), C.R.S.


Number of votes for:           3
                        -----------------

Number of votes against:       0
                        -----------------

Question C:

"SHALL THE EXECUTION, DELIVERY AND PERFORMANCE BY DAWSON RIDGE METROPOLITAN DISTRICT NO. 5 ("DISTRICT") OF A RECREATIONAL FACILITIES SERVICES AGREEMENT BY AND BETWEEN THE DISTRICT AND A NONPROFIT CORPORATION ORGANIZED FOR THE BENEFIT OF THE DISTRICT AND ITS INHABITANTS, WHEREBY THE DISTRICT AGREES TO PROVIDE FUNDS TO OPERATE AND MAINTAIN PARKS AND RECREATION FACILITIES AND EQUIPMENT ("DISTRICT FACILITIES") IN OR FOR THE BENEFIT OF THE DISTRICT AND PROVIDE ALL SERVICES WITH RESPECT TO THE DISTRICT FACILITIES, BE APPROVED?"

Number of votes for:           3
                        -----------------

Number of votes against:       0
                        -----------------

Question D:

"SHALL DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, FOR PURPOSES OTHER THAN ENTERPRISES, BE PERMITTED TO MAINTAIN FISCAL YEAR SPENDING AND ANNUAL DISTRICT REVENUES FROM SOURCES NOT EXCLUDED FROM FISCAL YEAR SPENDING IN AN AMOUNT NOT TO EXCEED $2,000,000 IN 1995 AND EACH YEAR THEREATER, SUCH AMOUNT TO INCREASE ANNUALLY IN EACH YEAR AFTER 1995 IN AN AMOUNT NOT OT EXCEED THE APPLICABLE LIMITATIONS OF ARTICLE X, SECTION 20 OF THE COLORADO CONSTITUTION AND COLORADO LAW?"

Number of votes for:           3
                        -----------------

Number of votes against:       0
                        -----------------


(Signed)   /s/ DONETTE B. HUNTER
         --------------------------------------------
         Designated Election Official

(Signed)   /s/ CANDACE W. ADDLESPERGER
         --------------------------------------------
         Canvasser

(Signed)
         --------------------------------------------
         Canvasser

                  BOARD OF CANVASSERS CERTIFICATE OF ELECTION RESULTS
                              FOR THE SPECIAL ELECTION
                          HELD TUESDAY, NOVEMBER 8, 1994

                                               1-11-103 AND 32-1-104(1), C.R.S.

R.S. WELLS CORP.  ATTN: SUE BLAIR
------------------------------------------------------------
Contact Person For District

6200 SOUTH SYRACUSE WAY, SUITE 150
GREENWOOD VILLAGE, CO  80111
------------------------------------------------------------
Business Address

(303) 779-4525
------------------------------------------------------------
Telephone Number

Prepare and deliver a Certificate of Election to those candidates receiving the highest number of votes. Deposit one copy with the Clerk and Recorder of each county in which the special district is located.

Send one copy to:    Division of Local Government
                     1313 Sherman Street, Room 521
                     Denver, CO  80203

                   JUDGE'S CERTIFICATE OF ELECTION RETURNS

                                                               1-7-601, C.R.S.

IT IS HEREBY CERTIFIED by the undersigned, who conducted the election held in the DAWSON RIDGE METROPOLITAN DISTRICT NO. 5, (by mail ballot), in the county of Douglas, and state of Colorado, on the 7th day of November, in the year 1995, that after qualifying by swearing and subscribing to their Oaths of Office they opened the polls at 7:00 A.M., and that they kept the polls open continuously until the hour of 7:00 P.M. on said date, after which they counted the ballots cast for directors of said District and for any ballot issues and ballot questions submitted.

That the votes cast for and against each ballot issue and ballot question submitted were as follows:

                              YES                           NO

Question A               3         THREE                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question B               3         THREE                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question C               3         THREE                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)


                              YES                           NO

Question D               3         THREE                0        ZERO
                  -------------------------      -------------------------
                    (Numeric & Spell Out)          (Numeric & Spell Out)

                JUDGE'S CERTIFICATE OF ELECTION RETURNS CONTINUED

                                                                1-7-601, C.R.S.


It is hereby identified and specified that:

                                                            Numeric

Total Number of Ballots Received from
the Designated Election Official:                             5
                                                           --------------
Total number of ballots voted:                                3
                                                           --------------
Unofficial ballots voted:                                     0
                                                           --------------
Substitute ballots voted:                                     0
                                                           --------------
Ballots delivered to electors:                                3
                                                           --------------
Spoiled ballots:                                              0
                                                           --------------
Ballots rejected for insufficient
information:                                                  0
                                                           --------------
Challenged ballots:                                           0
                                                           --------------
Ballots not delivered to electors:                            2
                                                           --------------
Ballots returned to the Designated
Election Official:                                            5
                                                           --------------

(All unused ballots, spoiled ballots, and stubs of ballots voted shall be returned with the statement.)

Certified by us:


MARY A. HUPP
--------------------------------------------, Election Judge

DONETTE B. HUNTER
--------------------------------------------, Election Judge


--------------------------------------------, Election Judge
                November 7, 1995

                                      Precinct Number if Applicable:  N/A
                                                                     -----

                                        2